Exhibit 10.34

Privileged and Confidential

Execution Version

Amendment No. 1 To

Fuel Sales Agreement

This Amendment (this "Amendment"), made as of December 2, 2022 (the "Amendment Effective Date"), by and between Gevo, Inc., a Delaware corporation ("Seller"), and Delta Air Lines, Inc., a Delaware corporation ("Buyer"), amends the Fuel Sales Agreement dated as of March 16, 2022 (the "Agreement"). Each of Seller and Buyer is referred to in this Amendment as a "Party" and collectively are referred to herein as the "Parties." Capitalized terms not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1.	Section 3.5 of the Agreement is hereby amended by replacing "75,000,000 gallons of Fuel per year" with “85,000,000 gallons of Fuel per year.”
2.	Article 8 of the Agreement is hereby amended by replacing the two references to “75 million gallons of Fuel per year” with “85 million gallons of Fuel per year”.
3.	Appendix A of the Agreement is hereby replaced in its’ entirety with the Appendix A attached hereto.
4.	This Amendment: (a) constitutes the entire agreement between the parties with respect to the amendment(s) set forth herein and supersedes all prior understandings, agreements, written or oral, between the parties relating thereto; and (b) shall prevail over any conflicting terms and conditions in the Agreement. Except to the extent amended hereby, the Agreement shall be and remain in full force and effect.
5.	This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall constitute a duplicate original and all counterparts together shall constitute one and the same instrument. Buyer shall only be bound by this Amendment upon its execution and return of such executed counterpart to the Seller. The Parties acknowledge and agree that any document or signature delivered by facsimile. PDF or other electronic transmission shall be deemed to be an original executed document for the purposes hereof and such execution and delivery shall be considered valid, binding and effective for all purposes.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Gevo, Inc.Delta Air Lines, Inc.

By: /s/ Tim Cesarek By: /s/ Dan Janki

Name: Tim CesarekName: Dan Janki

Title: Chief Commercial OfficerTitle: Chief Financial Officer

Signature Page – Amendment No. 1 to Fuel Supply Agreement

Appendix A

CORSIA ELIGIBLE FUEL CLAIM FORM
Note: for each claim of emissions reductions from the use of CORSIA eligible fuels, please replicate this form and fill separately.

Fuel Claim #:

a) Purchase date

Please enter the date when the neat CORSIA eligible fuel was purchased. Use the format yyyy-mm-dd.

b)	Identification of the producer of the CORSIA eligible fuel

b1)	Name of producer of the neat CORSIA eligible fuel
Please enter the name of the fuel producer.

b2) Address of the producer of the neat CORSIA eligible fuel

Please enter the address of the producer of the neat CORSIA eligible fuel.

Address:
City:
State/Province/Region:
Postcode/ZIP:
Country:

c)	Fuel production

c1)	Date of production of the neat CORSIA eligible fuel
Please enter the date of production of the neat CORSIA eligible fuel. Use the format yyyy-mm-dd.

c2) Location of the production of the neat CORSIA eligible fuel

Please enter the address of the production of the neat CORSIA eligible fuel.

Address:
City:
State/Province/Region:
Postcode/ZIP:
Country:

c3)	Batch identification number:

c4)	Mass of each batch of neat CORSIA eligible fuel produced
Please enter the total mass of each batch of neat CORSIA eligible fuel produced (in tonnes).

d)	Fuel type

d1)	Type of fuel
Please enter the type of fuel (i.e., Jet-A, Jet-A1, Jet-B, AvGas) for the purpose of computation of Life Cycle Emissions factors.

d2)	Feedstock type
Please enter the information on the feedstock used to create the neat CORSIA eligible fuel.

d3)	Conversion process
Please enter the conversion process (i.e., a type of technology used to convert a feedstock into neat CORSIA eligible fuel).

d)	Portion of batch purchased (if needed)

d1)	Percentage
If less than an entire batch of neat CORSIA eligible fuel is purchased, please enter the proportion of neat CORSIA eligible fuel batch purchased (in percentage terms).

f)	Sustainability documentation
Please provide evidence that the fuel satisfies the CORSIA Sustainability Criteria i.e., reference of attached valid certification document.

d2)	Mass of batch purchased
Please enter the mass of CORSIA eligible fuel batch purchased (in tonnes).

e)	Mass of neat CORSIA eligible fuel
Please enter the total mass of all batches of neat CORSIA eligible fuel included in the claim (in tonnes).

g)	Life Cycle Emissions Values of the CORSIA eligible fuel

g1)	Default or Actual Life Cycle Emissions value (LSf)
Please enter the Life Cycle Emissions value (in gCO 2 e/MJ).

g2)	Default or Actual Core Life Cycle Assessment (LCA) value
Please enter the Core Life Cycle Assessment (LCA) value (in gCO 2 e/MJ).

g3)	Default Induced Land Use Change (ILUC) value
Please enter the Induced Land Use Change (ILUC) value (in gCO 2 e/MJ).

h)	Intermediate purchaser 1 (if needed)

If the aeroplane operator claiming emissions reductions from the use of CORSIA eligible fuels is not the original purchaser of the fuel from the producer (e.g., the aeroplane operator purchased fuel from a broker or a distributor), include the identity and contact information of these purchaser(s).

h1)	Name of the intermediate purchaser 1.
Please enter the name of the intermediate purchaser 1.

h2) Address of the intermediate purchaser 1.

Please enter the address of the intermediate purchaser 1.

Address:
City:
State/Province/Region:
Postcode/ZIP:
Country:

i)	Intermediate purchaser 2 (if needed)
Please include the identity and contact information of the intermediate purchaser 2.
i1)	Name of the intermediate purchaser 2.
Please enter the name of the intermediate purchaser 2.

i2) Address of the intermediate purchaser 2.

Please enter the address of the intermediate purchaser 2.

Address:
City:
State/Province/Region:
Postcode/ZIP:
Country:

j)	CORSIA eligible fuel shipper

j1)	Name of the CORSIA eligible fuel shipper.
Please enter the name of the party responsible for shipping of the neat CORSIA eligible fuel to the fuel blender.

j2)	Address of the CORSIA eligible fuel shipper.
Please enter the address of the party responsible for shipping of the neat CORSIA eligible fuel to the fuel blender.
Address:
City:
State/Province/Region:
Postcode/ZIP:
Country:

k)	Fuel blender

k1)	Name of the fuel blender
Please enter the name of the party responsible for blending neat CORSIA eligible fuel with aviation fuel.

k2) Address of the fuel blender

Please enter the address of the party responsible for blending neat CORSIA eligible fuel with aviation fuel.

Address:
City:
State/Province/Region:
Postcode/ZIP:
Country:

l)	Location of blending
Please enter the location where the neat CORSIA eligible fuel is blended with aviation fuel.
Address:
City:
State/Province/Region:
Postcode/ZIP:
Country:

m)	Neat CORSIA eligible fuel received

m1)	Date the neat CORSIA eligible fuel was received
Please enter the date the neat CORSIA eligible fuel was received by blender. Use the format yyyy-mm-dd.

m2)	Mass of neat CORSIA eligible fuel received
Please enter the mass of neat CORSIA eligible fuel received (in tonnes).

n)	Blend ratio of neat CORSIA eligible fuel and aviation fuel
Please enter the blend ratio of neat CORSIA eligible fuel and aviation fuel.

o)	Documentation demonstrating blending
Please provide documentation demonstrating that the batch or batches of CORSIA eligible fuel were blended into aviation fuel (e.g., the subsequent Certificate of Analysis of the blended fuel).

p)	Mass of neat CORSIA eligible fuel claimed
Please enter the mass of neat CORSIA eligible fuel claimed (in tonnes).